PAGE 1
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant                                     [X]
Filed by a party other than the Registrant                  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

T. Rowe Price Growth & Income Fund, Inc.
_________________________________________________________________
               (Name of Registrant as Specified in its Charter)

T. Rowe Price Growth & Income Fund, Inc.
_________________________________________________________________
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:
        _________________________________________________________
    2)  Aggregate number of securities to which transaction
        applies:
        _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
        _________________________________________________________
    4)  Proposed maximum aggregate value of transaction:
        _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
    1)  Amount previously paid:
        _________________________________________________________
    2)  Form, schedule, or Registration Statement no.:
        _________________________________________________________
    3)  Filing party:


PAGE 2
        _________________________________________________________
    4)  Date filed:
        _________________________________________________________

PAGE 3
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

    All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

    The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

    Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

    In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

    Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                                    Sincerely,


                                    James S. Riepe
                                    Director, Mutual Funds Division

                                    CUSIP# 779551 10 0/FUND# 054

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                   T. ROWE PRICE GROWTH & INCOME FUND, INC.

                       Notice of Meeting of Shareholders

                                April 20, 1994

      The Annual Meeting of Shareholders of the T. Rowe Price Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Wednesday, April 20, 1994, at 9:30 o'clock a.m., Eastern time, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be acted upon at that time:

      1. To elect 11 directors to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

      2.   A.   To amend the Fund's fundamental policies to
                increase its ability to engage in borrowing transactions;

           B. To amend the Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

           C. To amend the Fund's fundamental policies to increase its ability to engage in lending transactions;

           D. To amend the Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;

           E. To amend the Fund's fundamental policies to permit the Fund to purchase more than 10% of an issuer's voting securities;

           F. To amend the Fund's fundamental policies concerning real estate;

           G. To adopt a fundamental policy on the issuance of senior securities;

           H. To change from a fundamental to an operating policy the Fund's policy on control of portfolio companies;

           I. To change from a fundamental to an operating policy the Fund's policy on investing in other investment companies;

                                          CUSIP#779551100/fund#054

PAGE 5

           J. To change from a fundamental to an operating policy the Fund's policy on purchasing securities on margin;

           K. To change from a fundamental to an operating policy the Fund's policy on pledging assets;

           L. To change from a fundamental to an operating policy the Fund's policy on investing in oil and gas programs;

           M. To change from a fundamental to an operating policy the Fund's policy on investing in options;

           N. To change from a fundamental to an operating policy the Fund's policy on ownership of portfolio securities by officers and directors;

           O. To change from a fundamental to an operating policy the Fund's policy on purchasing illiquid securities;

           P. To change from a fundamental to an operating policy the Fund's policy on short sales;

           Q. To change from a fundamental to an operating policy the Fund's policy on unseasoned issuers;

           R. To change from a fundamental to an operating policy the Fund's policy on investing in warrants;

      3. To amend the Fund's Articles of Incorporation to delete the policy on pricing securities;

      4.   To ratify or reject the selection of the firm of Price
           Waterhouse as the independent accountants for the Fund for the fiscal year 1994; and

      5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                           LENORA V. HORNUNG
                                           Secretary
March 8, 1994
100 East Pratt Street
Baltimore, Maryland 21202

PAGE 6
_________________________________________________________________
                            YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________

PAGE 7
                   T. ROWE PRICE GROWTH & INCOME FUND, INC.

                    Meeting of Shareholders--April 20, 1994

                                PROXY STATEMENT

       This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on April 20, 1994, and at any adjournments thereof.

       Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
(3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

       In order to hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

       The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


PAGE 8
       Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

       VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR THE FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 4 FOR THE FUND. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING SHARES. APPROVAL OF ALL REMAINING PROPOSALS OF THE FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

       If the proposed amendments to the Fund's Articles of Incorporation and fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to the Fund's Articles of Incorporation or fundamental investment policies are not approved, they will remain unchanged.

       The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

       The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders is March 8, 1994.

PAGE 9
1.        ELECTION OF DIRECTORS

          The Fund's Board of Directors has nominated the ten
(10) persons listed below for election as directors, each to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. With the exception of Messrs. Bailey, Fagin, Lanier, Vos and Ms. Merriman, each of the nominees is a member of the present Board of Directors of the Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

PAGE 10
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Leo C. Bailey       Retired; Director of the,
3396 S. Placita     following T. Rowe Price
Fabula              Funds: Growth Stock,
Green Valley,       New Era, Science &
AZ 85614            Technology, Index Trust
3/3/24              (since inception), Balanced
                    (since inception), Mid-Cap
                    Growth (since inception),
                    OTC (since inception),
                    Dividend Growth (since
                    inception), Blue Chip Growth
                    (since inception), International,
                    and Institutional International
                    (since inception)

*Stephen W.         President and          1988
Boesel              member of the
100 East Pratt      Executive Committee
Street              of the Fund; Managing
Baltimore, MD       Director, T. Rowe
21202               Price Associates, Inc.
12/28/44

PAGE 11
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Donald W. Dick,     Partner, Overseas      1982
Jr.                 Partners, Inc., a
375 Park Avenue     financial investment
Suite 3505          firm; formerly
New York, NY        (6/65-3/89) Director
10152               and Vice President-
1/27/43             Consumer Products
                    Division, McCormick &
                    Company, Inc.,
                    international food
                    processors; Director/
                    Trustee, Waverly Press,
                    Inc. and the following
                    T. Rowe Price Funds/Trusts:
                    Growth Stock, New America
                    Growth, Capital Appreciation,
                    Balanced (since inception),
                    Mid-Cap Growth (since
                    inception), OTC (since
                    inception), Dividend Growth
                    (since inception), Blue Chip
                    Growth (since inception),
                    International, and Institutional
                    International (since inception)

David K. Fagin      Chairman, Chief Executive
One Norwest         Officer and Director, Golden
Center              Star Resources, Ltd.;
1700 Lincoln        formerly (1986-7/91)
Street              President, Chief Operating
Suite 1950          Officer and Director,
Denver, CO          Homestake Mining Company;
80203               Director/Trustee of the
4/9/38              following T. Rowe Price Funds/
                    Trusts: New Horizons, New Era,
                    Equity Income, Capital
                    Appreciation, Balanced (since
                    inception), Mid-Cap Growth
                    Fund (since inception), OTC
                    (since inception), Dividend
                    Growth (since inception), and

PAGE 12
                    Blue Chip Growth (since
                    inception)
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Addison Lanier      Financial
441 Vine Street,    management; President
#2310               and Director, Thomas
Cincinnati, OH      Emery's Sons, Inc. and
45202-2913          Emery Group, Inc.;
1/12/24             Director/Trustee, Scinet
                    Development and Holdings,
                    Inc. and the following T.
                    Rowe Price Funds/Trusts: New
                    America Growth, Equity Income,
                    Small-Cap Value, Balanced (since
                    inception), Mid-Cap Growth (since
                    inception), OTC (since inception),
                    Dividend Growth (since inception),
                    Blue Chip Growth (since inception),
                    International, and Institutional
                    International (since inception)

John K. Major       Chairman of the        1982
126 E. 26 Place     Board and President,
Tulsa, OK           KCMA Incorporated,
74114-2422          Tulsa, Oklahoma;
8/3/24              Director/Trustee of the
                    following T. Rowe Price
                    Funds/Trusts: Growth Stock,
                    New Horizons, New Era,
                    Capital Appreciation,
                    Science & Technology,
                    Balanced (since inception),
                    Mid-Cap Growth (since
                    inception), OTC (since
                    inception), Dividend Growth
                    (since inception), and
                    Blue Chip Growth (since
                    inception)

PAGE 13
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Hanne M.            Retail business consultant;
Merriman            formerly, President and
655 15th Street     Chief Operating officer
Suite 300           (1991-92), Nan Duskin,
Washington,         Inc., a women's specialty
D.C.  20005         store, Director (1984-90)
11/16/41            and Chairman (1989-90) Federal
                    Reserve Bank of Richmond, and
                    President and Chief Executive Officer
                    (1988-89), Honeybee, Inc.,
                    a division of Spiegel, Inc.;
                    Director, Central Illinois
                    Public Service Company, CIPSCO
                    Incorporated, The Rouse Company,
                    State Farm Mutual Automobile
                    Insurance Company and USAir
                    Group, Inc.

*James S. Riepe     Chairman of the        1982
100 East Pratt      Board and member
Street              of the Executive
Baltimore, MD       Committee of the
21202               Fund; Managing
6/25/43             Director, T. Rowe
                    Price Associates, Inc.;
                    President and Director,
                    T. Rowe Price Investment
                    Services, Inc.; Chairman
                    of the Board, T. Rowe
                    Price Services, Inc., T.
                    Rowe Price Trust Company,
                    T. Rowe Price Retirement
                    Plan Services, Inc., and the
                    following T. Rowe Price Funds:
                    Spectrum (since inception),
                    Balanced (since inception),
                    and Mid-Cap Growth (since
                    inception); Vice President of
                    the following T. Rowe Price
                    Funds/Trusts: New Era, New America
                    Growth, Prime Reserve,

PAGE 14
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

                    International, and
                    Institutional International
                    (since inception); Vice President
                    and Director/Trustee of the 24
                    other T. Rowe Price Funds/Trusts;
                    Director, T. Rowe Price Tax-Free
                    Insured Intermediate Bond Fund,
                    Inc. (since inception) and
                    Rhone-Poulenc Rorer, Inc.

*M. David Testa     Managing Director,
100 East Pratt      T. Rowe Price
Street              Associates, Inc.;
Baltimore, MD       Chairman of the
21202               Board, Rowe Price-
4/22/44             Fleming International,
                    Inc. and the following T. Rowe
                    Price Funds: Growth Stock,
                    International, and Institutional
                    International (since inception);
                    Vice President and
                    Director, T. Rowe Price
                    Trust Company and T. Rowe
                    Price Balanced Fund, Inc.
                    (since inception); Director of
                    the following T. Rowe Price
                    Funds: Dividend Growth (since
                    inception) and Blue Chip Growth
                    (since inception); Vice President,
                    T. Rowe Price Spectrum
                    Fund, Inc. (since inception)

Hubert D. Vos       President, Stonington
1231 State          Capital Corporation, a
Street              private investment company;
Suite 210           Director/Trustee of the following
Santa Barbara,      T. Rowe Price Funds/Trust: New
CA                  Horizons, New Era, Equity Income,
93190-0409          Capital Appreciation, Science &
8/2/33              Technology, Small-Cap Value,
                    Balanced (since inception),

PAGE 15
_________________________________________________________________
                                                       Fund       All Other
                                                      Shares        Price
                                                   Beneficially     Funds'
                                           Year       Owned,       Shares
                                            of       Directly   Beneficially
                                         Original       or          Owned
 Name, Address                           Election   Indirectly,   Directly
and Date of Birth          Principal        as         as of        as of
  of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

                    Mid-Cap Growth (since inception),
                    OTC (since inception), Dividend Growth
                    (since inception), and Blue Chip
                    Growth (since inception)

Paul M. Wythes      Founding General       1982
755 Page Mill       Partner, Sutter
Road                Hill Ventures, a venture
Suite A200          capital limited partnership
Palo Alto, CA       providing equity capital
94304               to young high technology
6/23/33             companies throughout the
                    United States; Director/Trustee,
                    Teltone Corporation,
                    Interventional Technologies,
                    Inc., Stuart Medical, Inc. and
                    the following T. Rowe Price Funds/
                    Trusts: New Horizons,
                    New America Growth, Science &
                    Technology, Small-Cap Value,
                    Index Trust (since inception),
                    Balanced (since inception),
                    Mid-Cap Growth (since inception),
                    OTC (since inception), Dividend
                    Growth (since inception), and
                    Blue Chip Growth (since inception)

*Nominees considered "interested persons" of T. Rowe Price.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Boesel and Riepe in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and by a wholly-owned subsidiary of T. Rowe Price.
PAGE 16

          The directors of the Fund who are officers or employees of T. Rowe Price receive no remuneration from the Fund. For the year 1993, Messrs. Dick, Major and Wythes were each paid a director's fee by the Fund in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. For the year ended December 31, 1993, this group of directors received from the Fund directors' fees aggregating $25,564, including expenses. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship and/or employment with T. Rowe Price. Messrs. Dick, Major and Wythes are the independent directors of the Fund.
PAGE 17
          The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey and Vos, directors of the Fund, are members of the Committee. The other members are Anthony W. Deering and Lawrence P. Naylor, III.
These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit;
(4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

          The Board of Directors of the Fund has an Executive Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

          The Board of Directors of the Fund has a Nominating Committee, which is comprised of all the Price Fund's independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Fund's Board of Directors.
The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

          The Board of Directors held seven meetings during the last full fiscal year. With the exception of Mr. Major, each director standing for reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.
PAGE 18
2. APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to the Fund.

     The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Fund would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.


A. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

     Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds.
The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.


PAGE 19
     The Fund's current fundamental policy in the area of borrowing is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page __ of prospectus). Interest paid on any such borrowings will reduce net investment income. The Fund may also enter into futures contracts as set forth in [its fundamental policy on futures];"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

     If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 15%; (2) borrow from persons other than banks including other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at


PAGE 20
unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

     Current law prohibits the Fund from borrowing from other Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the SEC for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

     As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved, eligible Price Funds would be permitted to participate in an interfund lending program to allow various of the Price Funds, through a master loan agreement, to lend available cash to and borrow from other Price Funds. Each lending fund could lend available cash to another Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

     In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not


PAGE 21
necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Price Fund. The Directors consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

     In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

     Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower. If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

     The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other Price Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to


PAGE 22
repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy - to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law - and to engage in transactions other than reverse repurchase agreements which may involve a borrowing - are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board of Directors recommends that shareholders vote FOR the proposal.

B. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES ON INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE GREATER
     FLEXIBILITY IN FUTURES TRADING

     The Board of Directors has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Directors believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities




PAGE 23
     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to [its fundamental policy on futures];"

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under option futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market at the time of entering into the contract) or
     (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or premiums on options; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policy on investing in commodities and futures would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     If approved, the primary effects of the amendments would be to:
(i) eliminate the restriction that the Fund may not enter into a futures contract if, as a result, more than 30% of the Fund's total assets would be represented by such contracts (the "30% Limitation"); and (ii) replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended restriction, the Fund would have the ability to invest in forward foreign currency contracts and instruments which have the characteristics of futures and securities or whose value is

PAGE 24

determined, in whole or in part, by reference to commodity prices. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 30% Limitation

     The SEC formerly required mutual funds trading in futures to have no more than 30% of their assets represented by futures contracts. The SEC no longer imposes this percentage limitation. Although the Fund has no current intention of engaging in substantial trading in futures, this situation could change, and the Directors believe the best interest of the Fund would be served by removing this requirement from the Fund's fundamental policy on futures. Removal of the 30% Limitation could allow the Fund, subject to applicable margin requirements, to hedge 100% of the value of its portfolio and to enter into futures contracts and options thereon to a greater degree than is currently permitted. All trading in futures by the Fund would be subject to applicable SEC and Commodity Futures Trading Commission ("CFTC") rules prohibiting the use of futures for speculation and leveraging and applicable state law.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities, which is generally the type of futures activity in which the Fund engages. Although applicable state law may still require compliance with similar limitations, the Board of Directors believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.


C.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING THE MAKING OF LOANS

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) specify the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T.

PAGE 25
Rowe Price or Rowe Price-Fleming International, Inc. (the "Price Funds"); and (iii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although it may acquire portions of issues of publicly distributed bonds, debentures, notes, and other debt securities; engage in repurchase agreements; lend portfolio securities; and purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

     The Fund's current fundamental policy on loans does not impose any specific limit on the amount of the Fund's assets which may be involved in such activity. The new policy would restrict such lending to 33 1/3% of the Fund's total assets.

Interfund Lending Program

     The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other Price mutual funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.



PAGE 26
     The Directors believe that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Purchase of Debt

     The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Changes

     The proposed new policy on lending would specifically refer to the Fund's ability to purchase money market securities. These are investments which the Fund is permitted to make already and these changes to the Fund's fundamental policy are intended to be clarifying only. Finally, for purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The Board of Directors recommends that shareholders vote FOR the proposal.


D. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY TO INCREASE THE PERCENTAGE OF FUND ASSETS WHICH MAY BE INVESTED IN ANY ONE
     ISSUER

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act") and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to

PAGE 27
investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. In addition, as under the current policy, the new restrictions would apply, to repurchase agreements. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not: Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result:] . . . More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer;"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposal.




PAGE 28
E.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING
     PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING SECURITIES

     The Board of Directors has proposed an amendment to the Fundamental Investment Restrictions of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to provide the Fund with greater flexibility to invest its assets in the outstanding voting securities of various companies. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. By permitting the Fund to own more than 10% of the outstanding voting securities of an issuer, the proposed amendment, if adopted, could increase the risk to the Fund with respect to adverse developments concerning such securities. The Board of Directors, however, believes the Fund should have the increased flexibility which the amendment would provide. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result:] . . . more than 10% of the outstanding voting securities of any issuer would be held by the Fund;"

     As amended, the Fund's fundamental policy on purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund, with respect to 25% of its assets, to take a larger position in the voting securities of companies than under the current investment limitation. Thus, for example, the Fund could purchase 100% of the voting securities of one or more companies. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such companies. In addition, if the Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be

PAGE 29
reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposal.


F.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     CONCERNING REAL ESTATE

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all Price Funds.
The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. The Fund will not purchase or sell real estate. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in real estate is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies which invest in real estate therein);"

     As amended, the Fund's fundamental policy on investing in real estate would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

     The Board of Directors recommends that shareholders vote FOR the proposal.


G.   PROPOSAL TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY ON THE
     ISSUANCE OF SENIOR SECURITIES

     The Fund's Board of Directors has proposed that a new fundamental policy on senior securities be adopted by the Fund. The Fund currently does not have a policy on issuing senior securities. The new policy, if adopted, would permit the Fund to issue senior securities to the extent permitted by the 1940 Act.


PAGE 30
     The new fundamental policy on issuing senior securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Issue senior securities except in compliance with the Investment
     Company Act of 1940;"

     The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.


H. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

      The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. While the Fund has no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Fund to do so if the Board of Directors determined to change the new operating policy. No additional shareholder vote would be necessary. The Board believes that the proposed amendment will provide the Fund with greater flexibility to respond to market and regulatory developments and has directed that such change be submitted to shareholders for approval or disapproval.

      As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

      "[As a matter of operating policy, the Fund may not:] Invest in companies for the purpose of exercising management or control;"

      The Board of Directors recommends that shareholders vote FOR the proposal.


I. PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposed change is to provide the Fund greater flexibility in pursuing its investment objective and in responding to regulatory and market developments. Although the Fund does not typically invest in the securities of other open-end investment companies and would only, on occasion, purchase securities of closed-end investment companies, the proposed change would permit the Fund to invest in the securities of other investment companies to the maximum extent permitted under the 1940 Act and applicable state law, as described below, without further shareholder approval. The Board has directed that such change be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities of other investment companies, except by purchase in the open market involving only customary broker's commissions, or in connection with a merger, consolidation, acquisition, or reorganization. Duplicate fees may result from such purchases;"

    The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;"

    Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act limits the Fund, immediately after a purchase, (1) to investing no more than 10% of its total assets in the securities of other investment companies; (2) to owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) to having no more than 5% of its total assets invested in securities of another investment company. Additionally, in the case of a closed-end investment company, the Fund, and all other mutual funds having T. Rowe Price as an investment manager, are limited to owning no more than 10% of the total outstanding voting stock of any closed-end company.

    The 1940 Act provides an alternative set of restrictions if the Fund were to exceed certain of these percentage limitations. Under the alternative, the Fund could invest any or all of its assets in other investment companies, provided the Fund and all of its affiliates, immediately after a purchase, did not own more than 3% of the total outstanding stock of the other investment company. Under this alternative restriction, the rate at which the Fund could redeem its investment in the other investment companies in which it invests might be restricted which could result in a situation where the Fund would not be able to redeem a portfolio security when it appears to T. Rowe Price to be in the best interest of the Fund to do so. T. Rowe Price would consider the effect on the Fund's liquidity and the Fund's ability to timely dispose of securities, before purchasing the securities of another investment company.

    Certain states impose further limitations on the purchase by the Fund of the securities of other investment companies. At the present time, these restrictions could prohibit the Fund, with certain exceptions, from: (i) purchasing or retaining the securities of any open-end investment company; (ii) purchasing the securities of any closed-end investment company except through a purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and
(iii) investing more than 10% of its assets in one or more investment companies.

    It is possible the requirements of the 1940 Act or the states regarding the Fund's investment in the securities of closed-end and open-end investment companies could change, or that the Fund could obtain a waiver of their application. The Board of Directors believes the Fund should have the ability to respond to potential changes in these areas without the necessity of holding a further meeting of shareholders.

    The Board of Directors recommends that shareholders vote FOR the proposal.

J. PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PURCHASING SECURITIES ON MARGIN

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:


    "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to [its fundamental policy on futures];"

    As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
    (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

    Both the Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as is necessary for clearance of purchases of portfolio securities. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

    The Board of Directors recommends that shareholders vote FOR the proposal.


K. PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ITS ASSETS

      The Board of Directors has proposed that the Fund's Fundamental Investment Restriction on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging it assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of pledging its assets is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into futures contracts;"

      The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:







PAGE 35
      "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

      The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy (and 10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

          Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

          The Board of Directors recommends that shareholders vote FOR the proposal.


L.  TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
    INVESTING IN OIL AND GAS PROGRAMS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The new restriction would also conform the Fund's policy on investing in oil and gas programs to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that

PAGE 36

standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;"

    The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

    The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval. Like the current restriction, the new operating policy would allow the Fund to invest in securities of companies which are engaged in the oil and gas business.

    The Board of Directors recommends that shareholders vote FOR the proposal.


M.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY
    ON OPTIONS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Under the new operating policy, the Fund would be permitted to purchase and sell options of any type for any purpose consistent with the Fund's investment program. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by allowing the Board of Directors the authority to make changes in the Fund's policy on options without seeking further shareholder approval.

PAGE 37

The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of investing in options is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund may invest in or commit its assets to writing covered call and put options and purchasing put and call options to the extent permitted by the prospectus and Statement of Additional of Information;"

    The operating policy on investing in options, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

    The Board of Directors recommends that shareholders vote FOR the proposal.


N. PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The current fundamental policy was formerly required by certain states. This is no longer the case. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:




PAGE 38
    "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities."

    The Board of Directors recommends that shareholders vote FOR the proposal.


O.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID SECURITIES

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments.
The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within seven (7) days;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

PAGE 39
     "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Fund will not invest more than 5% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 5% limitation but are subject to the 15% limitation;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restriction on restricted securities -- securities with legal or contractual restrictions on resale ("restricted securities") and repurchase agreements of a duration of more than seven days.

     The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by essentially assuming restricted securities and securities for which market quotations are not readily available are unmarketable, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities -- repurchase agreements, commercial paper, and some corporate bonds and notes -- are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the Securities Act of 1933, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. If institutional markets develop which trade in these securities, the Fund could be

PAGE 40
constrained by its current investment restrictions.  Accordingly,
T. Rowe Price recommends that the Fund eliminate its fundamental limitations in this area so that restricted securities that are nonetheless liquid may be purchased without regard to the Fund's limit on investing in illiquid securities. Of course, the Fund would modify its operating policy to comply with future regulatory and market developments.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

     The Fund's fundamental policy limits it to investing no more than 10% of the value of its total assets in restricted and unmarketable securities. The new operating policy to be adopted by the Board of Directors, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

     Notwithstanding the 15% limitation, in conformity with various state laws, the Fund's new operating policy would limit the Fund to investing no more than 5% of its assets in restricted securities (other than Rule 144A securities) and no more than 5% of its assets in the securities of unseasoned issuers (as defined). Shareholders are being asked separately to eliminate the Fund's fundamental policy on investing in unseasoned issuers. If that action is approved, the Directors intend to incorporate the Fund's policy on investing in unseasoned issuers with the Fund's policy on investing in illiquid securities.

     The Board of Directors recommends that shareholders vote FOR the proposal.

P.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY
    ON SHORT SALES

    The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy.
Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Effect short sales of securities . . .;"

    The operating policy on short sales, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Effect short sales of securities;"

    The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

    In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

    The Board of Directors recommends that shareholders vote FOR the proposal.


Q.  PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
    INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

    The Board of Directors has proposed that the Fund's fundamental policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result: . . . More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years including predecessors and unconditional guarantors;"

    The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

    The new operating policy would add securities issued or guaranteed by foreign, state or local governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers.

    The Board of Directors recommends that shareholders vote FOR the proposal.

R.  TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY ON INVESTING IN
    WARRANTS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on investing in warrants be eliminated and replaced with a substantially similar operating policy.
Fundamental policies may be changed only by shareholder vote while operating policies may be changed by the Board of Directors without the approval of shareholders. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The new restriction would also conform the Fund's policy on investing in warrants to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of investing in warrants is as follows:

    "[As a matter of fundamental policy, the Fund may not:]
    Purchase the securities of any issuer if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities."

    The operating policy on investing in warrants, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value."

    The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately

PAGE 44
protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval. Unlike the current restriction, the new policy would allow the Fund to invest in warrants listed on a recognized foreign exchange to the same extent that the Fund can invest in warrants listed on the New York and American Stock Exchanges. However, the new policy, like the current one, would still limit the Fund to investing no more than 2% of the value of its total assets in unlisted warrants and no more than 5% of the value of its total assets in warrants whether or not listed. The new policy also states that warrants acquired by the Fund in units or attached to securities may be deemed to be without value. Such warrants may be acquired, for example, as "sweeteners" with respect to a transaction in which the Fund acquires a security.

    The Board of Directors recommends that shareholders vote FOR the proposal.


3.  PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
    ELIMINATE THE POLICY ON PRICING SECURITIES

    The Board of Directors has proposed that the Fund amend its Articles of Incorporation by deleting subparagraph (iii) of Paragraph 3.04 (2) of Article SEVENTH regarding the policy on pricing securities in its portfolio. The manner in which the Fund prices its securities is currently set forth in the Fund's Statement of Additional Information and the Fund's policy on pricing securities is not required to be included in its Articles of Incorporation. The purpose of the proposed amendment is to provide the Fund with greater flexibility to respond to regulatory and market developments in pricing its securities, should the need arise. Although there is no current intention to change the manner in which the Fund's portfolio securities are priced, the proposal, if adopted, would allow the Fund's Board of Directors to make changes in the Fund's policy on pricing, in a manner consistent with applicable law, without seeking further shareholder approval. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    The Funds's policy on pricing securities as stated in the Articles of Incorporation is as follows:

    "Article SEVENTH

    (2) Valuation of Assets. The value of such assets is to be determined as follows:





PAGE 45
    (iii) Securities. Securities listed or traded on a national securities exchange ("Listed Securities") are valued at the last quoted sales prices on the day the valuations are made. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect their fair value. All other assets and securities are valued in the manner determined in good faith by the Board, or its delegates, to reflect their fair value."

    The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on pricing securities be described only in the Fund's Statement of Additional Information.

    The Board of Directors recommends that shareholders vote FOR the proposal.


4.        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
          ACCOUNTANTS

          The selection by the Board of Directors of the firm of Price Waterhouse as the independent accountants for the Fund for the fiscal year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholder Meeting. The firm of Price Waterhouse has served the Fund as independent accountants since inception. The independent accountants have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Price Waterhouse are expected to be present at the Shareholder Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.


INVESTMENT MANAGER

       The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Mr. Riepe, Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, George A. Roche, John W. Rosenblum, Charles H. Salisbury, Jr., Robert L. Strickland,
M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Stickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O.

PAGE 46
Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Taylor Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

          The officers of the Fund (other than the nominees for
election as directors) and their positions with T. Rowe Price are as follows:
_________________________________________________________________

                            Position                     Position with
Officer                     with Fund                       Manager
_________________________________________________________________

Andrew M. Brooks            Vice President            Vice President
Arthur B. Cecil, III        Vice President            Vice President
Brent W. Clum               Vice President            Assistant Vice
                                                      President
Henry H. Hopkins            Vice President            Managing Director
Gregory A. McCrickard       Vice President            Vice President
Larry J. Puglia             Vice President            Vice President
Richard T. Whitney          Vice President            Vice President
Lenora V. Hornung           Secretary                 Vice President
Carmen F. Deyesu            Treasurer                 Vice President
David S. Middleton          Controller                Vice President
Roger L. Fiery              Assistant Vice            Assistant Vice
                            President                 President
Edward T. Schneider         Assistant Vice            Assistant Vice
                            President                 President
Ingrid I. Vordemberge       Assistant Vice            Employee
                            President

          The Fund has an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services") and an Agreement with T. Rowe Price Retirement Plan Services, Inc., which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Fund has an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, Chairman of the Board of the Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Fund, is a Vice President and Director of both Investment Services and Price

PAGE 47
Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Fund, is a Vice President of Price Services. Certain officers of the Fund own shares of the common stock of T. Rowe Price, its only class of securities.

          The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

          During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

          The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market.
During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

          During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock Incentive Plans.

          An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

       T. Rowe Price serves as investment manager to the Fund pursuant to an Investment Management Agreement dated May 1, 1987 (the "Management Agreement"), which was approved by the shareholders of the Fund on April 21, 1987. By its terms, the Management Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of the Fund's independent directors. On March 1, 1994, the directors of the Fund, including all of the independent directors, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. The Management Agreement is subject to termination by either party

PAGE 48
without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

          Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and Statement of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

          The Management Agreement also provides that T. Rowe Price, its directors, officers, employees and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          The Management Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Fund for certain expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year. For the years ended December 31, 1993, December 31, 1992, and December 31, 1991, the ratios of operating expenses to average net assets of the Fund were .83%, .85%, and .93%, respectively.

          For its services to the Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price

PAGE 49
Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the Price Funds include all funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. The Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. The Fund pays a flat Individual Fund Fee of 0.15% based on the net assets of the Fund. Based on combined Price Funds' assets of approximately $34.7 billion at December 31, 1993, the Group Fee was 0.35% and the total management fee for the year would have been an annual rate of 0.50% of net assets. At December 31, 1993, the net assets of the Fund were $1,167,493,920, and a management fee of $5,209,477 was paid by the Fund to T. Rowe Price.


PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers are Selected

     Equity Securities

     In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

     Fixed Income Securities


PAGE 50
     Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

     With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

     On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and Dealers

     T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

PAGE 51

     Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

     T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

     Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. In order to be assured of continuing to receive research services considered of value to its clients, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


Internal Allocation Procedures

PAGE 52

     T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers which are able to meet the needs of the transaction.

     Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total brokerage business is allocated on the basis of all the considerations described above. In no case is a broker excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

     T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price.
Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

     From time to time, orders for clients may be placed through a computerized transaction network.

     The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe
Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously

PAGE 53
with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers

     As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940.
Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by

PAGE 54
Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

     The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

     For the years ended December 31, 1993, 1992, and 1991, the total brokerage commissions paid by the Fund, including the discounts received by securities dealers in connection with underwritings, were $2,815,000, $2,218,000, and $2,051,000, respectively. Of these commissions, approximately 27%, 24%, and 31%, respectively, were paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund or, in some cases, to the Fund.

     The portfolio turnover rate for the Fund for each of the last three years has been as follows: 1993--22.4%, 1992--29.9%, and 1991--47.9%.


OTHER BUSINESS

          The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

          As of December 31, 1993, there were 70,450,668 shares of the capital stock of the Fund outstanding, each with a par value of $.01. Of those shares, approximately ________________, representing ____% of the outstanding stock, were registered to the
T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as

PAGE 55
Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

          As of December 31, 1993, approximately ________________ shares of the Fund, representing approximately __% of the outstanding stock, were owned by various private counsel clients of
T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, a wholly-owned subsidiary of T. Rowe Price owned directly 58,565 shares of the Fund representing approximately 0.08% of the outstanding stock.

          As of December 31, 1993, the officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, _______ shares, representing approximately _.__% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in ______ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

          A copy of the Annual Report of the Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.


ANNUAL MEETINGS

          Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will

PAGE 56
be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

          If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 9, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

          The audited consolidated balance sheet of T. Rowe Price which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price Growth & Income Fund, Inc., which are set forth in the Annual Report of the Fund.

PAGE 57
                        T. ROWE PRICE ASSOCIATES, INC.
                          CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
                                (in thousands)


ASSETS
Cash and cash equivalents                                           $  46,218
Accounts receivable                                                    43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                                          27,647
  Other funds held as available-for-sale securities                    69,423
Partnership and other investments                                      19,606
Property and equipment                                                 39,828
Goodwill and deferred expenses                                          9,773
Other assets                                                            7,803
                                                                     ________
                                                                    $ 263,400
                                                                     ________
                                                                     ________


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                             $  15,111
  Accrued retirement and other compensation costs                      19,844
  Income taxes payable                                                  5,097
  Dividends payable                                                     3,784
  Debt                                                                 12,915
  Deferred revenues                                                     1,548
  Minority interests in consolidated subsidiaries                       9,148
                                                                     ________
      Total liabilities                                                67,447
                                                                     ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares                    5,819
  Capital in excess of par value                                        1,197
  Unrealized security holding gains                                     5,345
  Retained earnings                                                   183,592
                                                                     ________
      Total stockholders' equity                                      195,953
                                                                     ________
                                                                    $ 263,400
                                                                     ________
                                                                     ________



The accompanying notes are an integral part of the consolidated balance sheet.





PAGE 58
                        T. ROWE PRICE ASSOCIATES, INC.
                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.
Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.
PAGE 59
                        T. ROWE PRICE ASSOCIATES, INC.
            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)



Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.

PAGE 60
                        T. ROWE PRICE ASSOCIATES, INC.
                      NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                                      Gross
                                                   unrealized       Aggregate
                                      Aggregate      holding          fair
                                        cost          gains           value
                                      ________      _________       _________

   Stock funds                       $  34,990      $   7,025     $   42,015
   Bond funds                           26,190          1,218         27,408
                                     ________         _______      _________
     Total                           $  61,180      $   8,243     $   69,423
                                      ________      _______        _________
                                      ________        _______      _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                             $   31,431
Building and leased land                                              19,756
Furniture and other equipment                                         13,889
Leasehold improvements                                                 4,691
                                                                   _________
                                                                      69,767
Accumulated depreciation and amortization                          (29,939)
                                                                   _________
                                                                  $   39,828
                                                                   _________
                                                                   _________

PAGE 61
                        T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."



PAGE 62
                        T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

PAGE 63
                        T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                           Options
         Unexer-                 Options      Unexer-       Exer-
          cised      Options     Granted       cised       cisable
         Options      Exer-    (Canceled)    Options         at
Year    at Decem-     cised      During       Decem-       Decem-      Exer-
 of      ber 31,     During      ber 31,      ber 31,      ber 31,     cise
Grant     1992        1993        1993         1993         1993       Price
____    ________    ________    ________     ________     ________    ______
1983-4    53,000    (30,600)          --        22,400       22,400     $.67 &
                                                                          $.75
1987     309,410    (68,064)          --       241,346      241,346    $5.38 &
                                                                         $9.38
1988     359,000    (66,586)          --       292,414      292,414      $7.94
1989     632,280    (46,288)       (5,600)     580,392      312,404     $11.38
1990     681,500    (83,387)      (11,800)     586,313      141,313    $7.19 &
                                                                         $8.50
1991     811,450    (37,000)      (14,000)     760,450      283,450     $17.00
1992     926,000    (11,600)      (27,400)     887,000      168,600     $18.75
1993          --          --   1,154,000     1,154,000           --     $28.13
       _________   ________    _________     _________    _________
       3,772,640   (343,525)   1,095,200     4,524,315    1,461,927
       _________   ________    _________     _________    _________
       _________   ________    _________     _________    _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.
PAGE 64
                        T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET (Continued)



Actuarial present value of
   Accumulated benefit obligation for service rendered
      Vested                                                         $   780
      Non-vested                                                       1,362
                                                                      ______
      Total                                                            2,142
   Obligation attributable to estimated future compensation
increases                                                              2,594
                                                                      ______
   Projected benefit obligation                                        4,736
Plan assets held in sponsored mutual funds, at fair value              2,594
                                                                      ______
Projected benefit obligation in excess of plan assets                  2,142
Unrecognized loss from decreases in discount rate                        407
                                                                      ______
Accrued retirement costs                                             $ 1,735
                                                                      ______
                                                                      ______

Discount rate used in determining actuarial present
   values                                                              6.40%
                                                                      ______
                                                                      ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in
1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

PAGE 65
                        T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.

PAGE 66
                       REPORT OF INDEPENDENT ACCOUNTANTS
                       _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994

PAGE 67
T. ROWE PRICE (LOGO)                                         PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE GROWTH & INCOME FUND, INC.
                                        MEETING: 9:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen W. Boesel and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 8, 1994, receipt of which is hereby acknowledged.

                                    Please sign exactly as name
                                    appears.  Only authorized officers
                                    should sign for corporations.  For
                                    information as to the voting of
                                    stock registered in more than one
                                    name, see page ___ of the Notice of
                                    Annual Meeting and Proxy Statement.

                                    Dated:  __________________, 1994
                                    ___________________________________
                                    ___________________________________
                                                   Signature(s)
                                         CUSIP#779551100/fund#054
                                    (Front)
PAGE 68
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of       FOR all nominees  / /     WITHHOLD AUTHORITY / /1.
   directors.        listed below (except       to vote for all
                     as marked to the           nominees listed below
                     contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Stephen W. Boesel  Donald W. Dick, Jr.
David K. Fagin  Addison Lanier  John K. Major  Hanne M. Merriman
James S. Riepe  M. David Testa  Hubert D. Vos  Paul M. Wythes

2. Approve changes to the Fund's fundamental policies.
                     FOR each policy /  /       ABSTAIN /  / 2.
                     listed below (except as
                     marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /   / /   / /  / /   / /   / /    / /  / /   / /   / /   / /
A    B     C     D     E    F     G     H      I    J     K     L     M
/ /  / /   / /   / /   / /
N    O     P     Q     R

3. Amend Articles of Incorporation to delete policy on pricing
   securities.        FOR / /        AGAINST / /          ABSTAIN / / 3.

4. Ratify the selection of Price Waterhouse as independent
   accountants.       FOR / /        AGAINST / /          ABSTAIN / / 4.

5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                         CUSIP#779551100/fund#054
                                    (BACK)